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                                                                   EXHIBIT 10.92

                                AMR FINANCE, INC.
                           4333 Amon Carter Boulevard
                                 Mail Drop 5618
                             Fort Worth, Texas 76155



                                January 26, 2001


Trans World Airlines, Inc.
One City Centre
515 North 6th Street
St. Louis, Missouri  63101
Attn: William P. Compton

             Re: Secured Debtor in Possession Credit and Security Agreement dated as of January 10, 2001 (as amended from time to time, the "Credit Agreement") among Trans World Airlines, Inc., as borrower, certain of its subsidiaries, as guarantors, the Lenders from time to time party thereto and AMR Finance, Inc., as Administrative Agent. Terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement.

Dear Bill:

                  This letter is to evidence our agreement as to the following:

                  1. The last sentence of Section 2.2(a) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                  "The Borrower may not request more than one Borrowing per Business Day."

                  2. The Borrower transferred and sold Receivables to Constellation on January 10, 11, 12, 15 and 16, 2001, and in exchange therefore, received cash in an amount equal to approximately $30,000,000 (the "Transaction"). The Lenders hereby waive any Default or Event of Default arising solely from the consummation of the Transaction; provided, however, such transferred Receivables shall not be included as "Receivables" or "Eligible Receivables" for purposes of calculating the Borrowing Base.

                  3. The following sentence is hereby added as the last sentence to Section 6.1(a) of the Credit Agreement:

                  "Notwithstanding the foregoing and with respect to the monthly financial information of the Borrower and it Subsidiaries for the fiscal month ended December 31, 2000 only, the Borrower shall be permitted to deliver such information to the Administrative Agent no later than February 15, 2001."



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Trans World Airlines, Inc.
January 26, 2001
Page 2

                  4. Section 7.11(b) of the Credit Agreement is hereby deleted in its entirety and following inserted in lieu thereof:

                  "(b) as soon as possible (but in any event not later than thirty (30) days) following the occurrence of the AR Termination Date,
         (x) cause the Limited Liability Company Agreement of Constellation, dated as of December 22, 1997, to be amended to delete Sections 10.1 through and including 10.6 (concerning transfers of Membership interests) thereof and to amend or delete, at the direction of the Administrative Agent, any other provision of Constellation's Constituent Documents to permit Constellation to become a Guarantor and Grantor hereunder and to pledge its assets to the Administrative Agent,
         (y) take all actions as the Administrative Agent may request to evidence the Borrower's pledge of its interest in Constellation to the Administrative Agent, and (z) cause Constellation to become a Guarantor and a Grantor hereunder and in connection therewith, grant to the Administrative Agent, for the benefit of the Lenders, a security interest in all of Constellation's assets, and"

                  If the terms hereof accurately reflect your understanding of our agreement, please acknowledge this letter by signing below, and return the same to me. This Letter Agreement is executed as of the date written above and will be effective for all purposes as of January 10, 2001.

                                              AMR Finance, Inc.





                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                   -----------------------------



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Trans World Airlines, Inc.
January 26, 2001
Page 3


Acknowledged and Accepted
this 26th day of January, 2001:


TRANS WORLD AIRLINES, INC.,                   AMBASSADOR FUEL CORPORATION,
as Borrower                                   as a Guarantor


By:                                           By:
   ------------------------------------          -------------------------------
   Name: William P. Compton                      Name: Michael Palumbo
   Title: President and Chief Executive          Title: President
          Officer


MEGA ADVERTISING, INC.,                       NORTHWEST 112TH STREET
as a Guarantor                                CORPORATION,  as a Guarantor


By:                                           By:
   ------------------------------------          -------------------------------
   Name: Paul J.M. Rutterer                      Name: Paul J.M. Rutterer
   Title: Secretary                              Title: Secretary


THE TWA AMBASSADOR CLUB, INC.,                TRANS WORLD COMPUTER SERVICES,
INC., as a Guarantor                          as a Guarantor



By:                                           By:
   ------------------------------------          -------------------------------
   Name: Paul J.M. Rutterer                      Name: Paul J.M. Rutterer
   Title: Secretary                              Title: Secretary


TRANSCONTINENTAL & WESTERN AIR,               TWA AVIATION, INC.,
INC., as a Guarantor                          as a Guarantor



By:                                           By:
   ------------------------------------          -------------------------------
   Name: William P. Compton                      Name: Paul J.M. Rutterer
   Title: President                              Title: Secretary


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Trans World Airlines, Inc.
January 26, 2001
Page 4


TWA GROUP, INC.,                              TWA STANDARDS & CONTROLS, INC.,
as a Guarantor                                as a Guarantor



By:                                           By:
   ------------------------------------          -------------------------------
   Name: Paul J.M. Rutterer                      Name: Paul J.M. Rutterer
   Title: Secretary                              Title: Assistant Secretary


OZARK GROUP, INC.,                            TWA NIPPON, INC.,
as a Guarantor                                as a Guarantor



By:                                           By:
   ------------------------------------          -------------------------------
   Name: Michael Palumbo                         Name: Paul J.M. Rutterer
   Title: President                              Title: Secretary


TWA EMPLOYEE SERVICES, INC.,                  TWA GETAWAY VACATIONS, INC.,
as a Guarantor                                as a Guarantor



By:                                           By:
   ------------------------------------          -------------------------------
   Name: Paul J.M. Rutterer                      Name: Paul J.M. Rutterer
   Title: Secretary                              Title: Assistant Secretary


TRANS WORLD EXPRESS, INC.,                    INTERNATIONAL AVIATION
SECURITY, as a Guarantor                      INC., as a Guarantor



By:                                           By:
   ------------------------------------          -------------------------------
   Name: Paul J.M. Rutterer                      Name: Paul J.M. Rutterer
   Title: Secretary                              Title: Secretary




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Trans World Airlines, Inc.
January 26, 2001
Page 5

GETAWAY MANAGEMENT SERVICES,                  THE GETAWAY GROUP (UK), INC.,
INC., as a Guarantor                          as a Guarantor



By:                                           By:
   ------------------------------------          -------------------------------
   Name: Paul J.M. Rutterer                      Name: Paul J.M. Rutterer
   Title: Secretary                              Title: Secretary